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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09000

Oak Value Trust

(Exact name of registrant as specified in charter)

1450 Raleigh Road, Suite 220 Chapel Hill, North Carolina	27517
(Address of principal executive offices)	(Zip code)

Larry D. Coats, Jr.

Oak Value Capital Management, Inc.  1450 Raleigh Road, Suite 220   Chapel Hill, NC 27517

(Name and address of agent for service)

Registrant's telephone number, including area code:  (919) 419-1900

Date of fiscal year end:         June 30, 2010

Date of reporting period:       June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

JUNE 30, 2010

WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS	July 28, 2010

Dear Fellow Shareholders,

As long-term buyers of advantaged businesses, we have often quipped, “confusion creates opportunity.” The increased volatility of the equity markets in recent weeks and the related general decline in share prices are a result of heightened investor concern over near term economic and political uncertainty, both domestically and abroad. Many industries have simultaneously faced the prospect of significant regulatory changes while attempting to recover from one of the worst economic recessions in history. Access to capital remains challenging in the U.S. as the banking system continues to mend. Consumer spending in the U.S. has rebounded from the depressed levels of late 2008 and early 2009, though it now faces the dual headwinds of a slowing economic recovery and an increasing savings rate by consumers.

Investing in businesses that are recovering from cyclically depressed levels of activity and profitability requires a relatively short-term time horizon. For the thirteen-month period from March 2009 through late April of this year, a focus on “economic recovery” and its most obvious beneficiaries - more cyclically sensitive companies - led the explosive recovery in U.S. stock prices. In our view, investing in higher quality businesses that have the ability to produce above average growth requires a longer time horizon. Though such businesses generally held up better during the downdraft that ended with the March 2009 lows, we believe their long-term economic superiority has gone relatively unappreciated in the market’s subsequent rally and recent retreat. Meanwhile, our research indicates that many of these businesses have further improved their cost structures and competitive positions and strengthened their balance sheets while their share prices have languished. In focusing our efforts on a longer-term investment horizon, we do not suggest that it is prudent (or, for that matter, even possible) to completely ignore the widely reported list of near term risks. For investors who can place these issues in the appropriate long-term context, such periods of confusion often turn out to be periods of significant opportunity.

The Oak Value Fund (“Fund”) posted a return of 13.24% for the fiscal year ended June 30, 2010 compared to the S&P 500 Index return of 14.43% for the same period. Though the Fund had retained its lead relative to the S&P 500 Index through the first three quarters of the fiscal year, its underperformance in the volatile fourth quarter resulted in a lag for the fiscal year. While we are never pleased with periods of short-term underperformance, we believe such periods of opportunity are critical to our goal of producing above average long-term results. The fiscal year was relatively active for the Fund. Faced with what we considered to be increasingly attractive valuations of some of the Fund’s more advantaged businesses, we concentrated our efforts and shareholder’s capital on these businesses late in the year.

We have included the Fund’s financial statements for the fiscal year ended June 30, 2010 as well as other financial and portfolio data in the pages that follow. Consistent with the practices we established several years ago, the portfolio commentary contained in this report is limited to summary observations. A more detailed discussion of the Fund’s investment activities is available in the Investment Adviser Reviews posted on the Fund’s website each quarter at www.oakvaluefund.com. We encourage Fund shareholders to review these reports on a regular basis. Shareholders, current and prospective, may receive email copies of these quarterly reports by subscribing to the Fund’s email distribution list on the website.

On behalf of the entire Oak Value team, we thank you for your continued interest and partnership and welcome your questions and comments.

Oak Value Fund Co-Managers,

David R. Carr, Jr.	Larry D. Coats, Jr.	Christy L. Phillips

Note: Please see the Important Information section of this report for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

MANAGEMENT DISCUSSION AND ANALYSIS

Below we summarize the factors that most meaningfully impacted the Fund’s performance for the fiscal year. In general, the Fund’s holdings in Financials, Consumer Staples, Health Care, Energy and Industrials outperformed their respective sectors during the period. Though the Fund’s Information Technology holdings lagged during the year, the Fund’s underperformance relative to the S&P 500 Index is substantially attributable to select holdings in the Consumer Discretionary and Materials sectors of the portfolio. Table B provides a full listing of the Fund’s top individual security contributors and detractors during the fiscal year.

•
While the Fund’s Consumer Discretionary holdings underperformed in the aggregate for the period, this underperformance is almost solely attributed to the fact that substantial positive returns from the Fund’s Tiffany and Coach positions were more than offset by a significant decline in the shares of Apollo Group.

•	The Fund’s outperformance in Consumer Staples during the year was led by the significant advance in Cadbury PLC as it was acquired by Kraft early in the year.

•	Though the Fund’s outperformance in the Energy sector was helped by the brief ownership of XTO Energy shares, the shares of Chesapeake Energy also outperformed on a relative basis.

•	In Financials, the significant outperformance of the shares of American Express, Berkshire Hathaway and Aflac most notably contributed to the Fund’s results.

•	The Fund’s relative outperformance in Industrials was lead by 3M, though United Technologies and Republic Services outperformed the overall market for the period.

•	Zimmer Holdings and Medtronic led the Fund’s outperformance in the Health Care sector.

•
The outperformance of the Fund’s positions in Intuit, Microsoft and MasterCard was not enough to compensate for the fact that the Fund’s largest and most tenured holding in Information Technology, Oracle, remained essentially flat during the period.

•
Though all three of the Fund’s holdings in Materials lagged the average for the sector during the period, the Fund’s unsuccessful investment in now-departed Monsanto was the most notable detractor in this space as it experienced a decline of more than 30 percent.

Portfolio activity for the Fund for the fiscal year is summarized in Table C. We use this opportunity to remind shareholders that the information provided in Table C is limited to holdings that were added to the portfolio during the fiscal year and holdings that were completely eliminated during the fiscal year. This table does not address interim activity such as the opportunistic increasing or decreasing of position sizes of various holdings.

Table A
Quarterly Performance – Fiscal Year 2010
	3rd Quarter 2009	4th Quarter 2009	1st Quarter 2010	2nd Quarter 2010
Oak Value Fund	16.99%	5.59%	4.91%	-12.62%
S&P 500 Index	15.61%	6.04%	5.39%	-11.43%
The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be found at the Oak Value Fund (“Fund”)’s website www.oakvaluefund.com. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. The Fund’s expense ratio for the fiscal year ended June 30, 2010 was 1.48%. The expense ratio as disclosed in the November 1, 2009 prospectus was 1.57%.

The Fund imposes a 2% redemption fee on shares redeemed within 90 days of their purchase date. See the Fund’s current Prospectus for more information on the Fund’s redemption fee. Please keep in mind the performance information above does not reflect the imposition of the 2% redemption fee. You may obtain a copy of the Fund’s prospectus at www.oakvaluefund.com or by calling 1-800-622-2474. Please read the prospectus carefully before you invest or send money.

Table B
Largest Net Contributors to Investment Results Year Ended June 30, 2010
Top 5 Securities by Contribution	% of Net Assets	Bottom 5 Securities by Contribution	% of Net Assets
American Express Co.	5.40%	Apollo Group, Inc. – Class A	3.17%
Berkshire Hathaway Inc. – Class A	5.98%	Monsanto Co.	Sold
Cadbury PLC – ADR	Sold	QUALCOMM, Inc.	2.92%
Coach, Inc.	5.75%	Teva Pharmaceutical Industries Ltd. - ADR	3.41%
3M Co.	4.26%	Vulcan Materials Co.	2.40%

Table C
July 1, 2009 – June 30, 2010 Positions Added
Company Purchased	Primary Business	Sector Classification
Activision Blizzard, Inc.	Video Game Development and Publishing	Information Technology
CME Group, Inc.	Futures and Options Exchange	Financials
ITT Educational Services, Inc.	Education & Training Services	Consumer Discretionary
Intuit, Inc.	Business and Accounting Management Software	Information Technology
QUALCOMM, Inc.	Telecommunications Products and Services	Information Technology
Republic Services, Inc.	Waste Management Services	Industrials
Teva Pharmaceutical Industries Ltd. – ADR	Pharmaceutical Manufacturer and Wholesaler	Health Care
Thomson Reuters Corp.	Data Service Provider	Consumer Discretionary
Vulcan Materials Corp.	Asphalt, Concrete and Construction Aggregates	Materials
XTO Energy, Inc.	Natural Gas Exploration and Production	Energy
July 1, 2009 – June 30, 2010 Positions Eliminated
Company Sold	Primary Business	Sector Classification
Activision Blizzard, Inc.	Video Game Development and Publishing	Information Technology
Aon Corp.	Insurance Brokerage	Financials
Cadbury plc – ADR	Confectioneries	Consumer Staples
Diageo plc – ADR	Global Premium Alcohol Business	Consumer Staples
eBay, Inc.	Online Marketplace and Payment Services	Information Technology
ITT Educational Services, Inc.	Education & Training Services	Consumer Discretionary
Medtronic, Inc.	Medical Device Manufacturer	Health Care
Microsoft Corp.	Computer Software Developer and Manufacturer	Information Technology
Monsanto Co.	Agricultural Chemical Manufacturer and Distributor	Materials
Moody’s Corp.	Credit Rating Services	Financials
Syngenta AG – ADR	Crop Protection and Seed Development	Materials
Tiffany & Co.	Designer, Manufacturer and Retailer of Fine Jewelry	Consumer Discretionary
XTO Energy, Inc.	Natural Gas Exploration and Production	Energy

Table D
Top Ten Holdings As of June 30, 20101
Company	Primary Business	S&P Sector
Aflac, Inc.	Supplemental Health and Life Insurance	Financials
American Express Co.	Charge Card, Travel, Network, & Global Payments	Financials
Avon Products, Inc.	Cosmetics and Fragrance Manufacturer & Marketer	Consumer Staples
Berkshire Hathaway, Inc. – Class A	Insurance, Reinsurance & Capital Allocation	Financials
Cisco Systems, Inc.	Networking and Communication Equipment	Information Technology
Coach, Inc.	Handbags & Accessories	Consumer Discretionary
MasterCard, Inc. – Class A	Payment Processing	Information Technology
Oracle Corp.	Database, Middleware & Application Software	Information Technology
Praxair, Inc.	Industrial Use Atmospheric & Process Gases	Materials
Republic Services, Inc.	Waste Management Services	Industrials
1  Top Ten Holdings are presented to illustrate examples of the securities in which the Fund may invest. Because they are presented as of the dates indicated and change from time to time, they may not be representative of the Fund’s current or future investments. Top Ten Holdings do not include money market instruments.

IMPORTANT INFORMATION

This Management Discussion and Analysis seeks to describe some of the Fund managers’ current views of the market that shareholders may find relevant and to provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its latest fiscal year.

Any listing or discussion of specific securities is intended to help shareholders understand the Fund’s investment strategies and/or factors that influenced the Fund’s investment performance, and should not be regarded as a recommendation of any security. We believe we have a reasonable basis for any opinions expressed, though actual results may differ, sometimes significantly so, from those we expect and express. Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein.

Any opinions and views expressed related to the prospects of any individual portfolio holdings or grouping thereof or of the Fund itself are “forward looking statements’’ which may or may not prove to be accurate over the long term when viewed from the perspective of hindsight. Forward looking statements can be identified by words, phrases, and expressions such as “believe,” “expect,’’ “anticipate,’’ “in our view,” “in our opinion,” or similar terminology when discussing prospects for particular Fund portfolio companies or groupings of companies, and/or of the Fund itself. We cannot assure future results or performance. You should not place undue reliance on forward looking statements, which are effective only as of the date of this report. We recognize no obligation to update or alter such forward looking statements, whether as a result of changes in our opinion or analysis, subsequent information, future events, or other circumstances.

Any displays detailing a summary of holdings (e.g., top holdings, purchases and sales, largest net contributors, etc.) are based on the Fund’s holdings on June 30, 2010 or held during the fiscal year ended June 30, 2010. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund’s investment adviser focuses on long-term investments, holdings are subject to change.

This Letter to Shareholders and Management Discussion and Analysis may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets. Although our comments focus on the most recent fiscal year, we use this perspective only because it reflects industry convention and regulatory expectations and requirements. The Fund and its investment adviser do not subscribe to the notion that twelve-month periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Letter to Shareholders or Management Discussion and Analysis should be construed as a forecast of overall market movements, either in the short or long term.

Any headings, titles, section dividers, quotations, or other devices used herein are provided for the convenience of the reader and purposes of style. They are not required elements of the presentation and may or may not be applied identically in similar publications over time.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and the Fund’s portfolio holdings over the last year are available upon request. You should not assume that future recommendations will be as profitable as past recommendations.

The Standard & Poor’s 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks and includes the reinvestment of dividends. Comparisons to benchmarks have limitations because benchmarks have volatility and other material characteristics that may differ from open-end mutual funds. Because of these differences, benchmarks should not be relied upon as an accurate measure of comparison. Indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with open-end mutual funds. Investors cannot directly invest in an index, though index funds designed to replicate the performance of various indices are generally available.

Past performance is no indication of future performance. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Performance data is updated monthly and is available on the Fund’s website at www.oakvaluefund.com.

An investor should consider the investment objectives, strategies, risks, charges and expenses of the Fund before investing. The prospectus contains this and other important information about the Fund. For a prospectus, please call 1 (800) 622-2474 or visit the Fund’s website at www.oakvaluefund.com. Read the prospectus carefully before you invest.

Oak Value Fund is distributed by Ultimus Fund Distributors, LLC.

OAK VALUE FUND PERFORMANCE INFORMATION (Unaudited)

Cumulative Total Returns (A)
	Calendar 2000	Calendar 2001	Calendar 2002	Calendar 2003	Calendar 2004	Calendar 2005	Calendar 2006	Calendar 2007	Calendar 2008	Calendar 2009	Year-to-Date 2010 (as of 6/30/10)	Since Inception* (as of 06/30/10)
Oak Value Fund	18.17%	-0.47%	-24.34%	32.11%	7.97%	-1.37%	14.18%	4.87%	-33.71%	33.41%	-8.32%(B)	285.17%(B)
S&P 500 Index	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	-6.65%(B)	231.14%(B)

Average Annual Total Returns (A)
	For the Periods Ended June 30, 2010
	One Year	Three Years	Five Years	Ten Years	Since Inception*
Oak Value Fund	13.24%	-8.08%	-0.92%	1.94%	8.04%
S&P 500 Index	14.43%	-9.81%	-0.79%	-1.59%	7.10%

*	Inception date of the Oak Value Fund was January 18, 1993.

(A)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(B)	Not annualized.

OAK VALUE FUND PORTFOLIO INFORMATION June 30, 2010 (Unaudited)

Distribution by Business Category (% of Net Assets)

Ten Largest Holdings

Company	% of Net Assets
AFLAC, Inc.	6.43%
MasterCard, Inc. - Class A	6.06%
Berkshire Hathaway, Inc. - Class A	5.98%
Coach, Inc.	5.75%
Praxair, Inc.	5.56%
American Express Co.	5.40%
Republic Services, Inc.	5.19%
Oracle Corp.	4.82%
Avon Products, Inc.	4.66%
Cisco Systems, Inc.	4.42%

OAK VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2010

Shares	COMMON STOCKS — 98.8%	Value
	Consumer Discretionary — 11.3%
52,475	Apollo Group, Inc. - Class A (A)	$2,228,613
110,450	Coach, Inc.	4,036,948
46,550	Thomson Reuters Corp.	1,667,887
		7,933,448
	Consumer Staples — 6.8%
123,550	Avon Products, Inc.	3,274,075
19,375	Colgate-Palmolive Co.	1,525,975
		4,800,050
	Energy — 4.0%
133,475	Chesapeake Energy Corp.	2,796,301

	Financials — 20.7%
105,850	AFLAC, Inc.	4,516,620
95,500	American Express Co.	3,791,350
35	Berkshire Hathaway, Inc. - Class A (A)	4,200,000
7,284	CME Group, Inc.	2,050,810
		14,558,780
	Health Care — 9.7%
30,750	Becton, Dickinson and Co.	2,079,315
46,100	Teva Pharmaceutical Industries Ltd. - ADR	2,396,739
43,900	Zimmer Holdings, Inc. (A)	2,372,795
		6,848,849
	Industrials — 13.3%
37,875	3M Co.	2,991,746
122,600	Republic Services, Inc.	3,644,898
41,750	United Technologies Corp.	2,709,993
		9,346,637
	Information Technology — 25.0%
51,825	Automatic Data Processing, Inc.	2,086,474
145,875	Cisco Systems, Inc. (A)	3,108,596
76,875	Intuit, Inc. (A)	2,672,944
21,350	MasterCard, Inc. - Class A	4,259,965
157,800	Oracle Corp.	3,386,388
62,450	QUALCOMM, Inc.	2,050,858
		17,565,225
	Materials — 8.0%
51,400	Praxair, Inc.	3,905,886
38,400	Vulcan Materials Co.	1,683,072
		5,588,958

	Total Common Stocks (Cost $64,571,759)	$69,438,248

OAK VALUE FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	CASH EQUIVALENTS — 1.2%	Value
829,665	First American Government Obligations Fund - Class Y, 0.00% (B) (Cost $829,665)	$829,665

	Total Investments at Value — 100.0% (Cost $65,401,424)	$70,267,913

	Liabilities in Excess of Other Assets — (0.0%)	(17,076)

	Net Assets — 100.0%	$70,250,837

(A)	Non-income producing security.

(B)	Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2010.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

OAK VALUE FUND STATEMENT OF ASSETS AND LIABILITIES June 30, 2010

ASSETS
Investments in securities:
At cost	$65,401,424
At market value (Note 1)	$70,267,913
Receivable for capital shares sold	4,958
Dividends receivable	84,683
Other assets	33,514
TOTAL ASSETS	70,391,068

LIABILITIES
Payable for capital shares redeemed	47,882
Accrued investment advisory fees (Note 3)	54,105
Payable to administrator (Note 3)	12,800
Other accrued expenses	25,444
TOTAL LIABILITIES	140,231

NET ASSETS	$70,250,837

Net assets consist of:
Paid-in capital	$69,086,616
Undistributed net investment income	81,296
Accumulated net realized losses from security transactions	(3,783,564)
Net unrealized appreciation on investments	4,866,489
Net assets	$70,250,837

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,962,945

Net asset value, offering price and redemption price per share (A)	$17.73

(A)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 1).

See accompanying notes to financial statements.

OAK VALUE FUND STATEMENT OF OPERATIONS For the Year Ended June 30, 2010

INVESTMENT INCOME
Dividends (Net of foreign tax of $5,314)	$1,195,398

EXPENSES
Investment advisory fees (Note 3)	667,299
Transfer agent and shareholder services fees (Note 3)	86,408
Administration fees (Note 3)	68,131
Professional fees	55,290
Postage and supplies	36,627
Registration fees	36,542
Fund accounting fees (Note 3)	31,438
Insurance expense	30,343
Trustees’ fees and expenses	26,477
Compliance service fees (Note 3)	18,000
Custody and bank service fees	14,894
Printing of shareholder reports	11,861
Interest expense (Note 4)	11
Other expenses	16,244
TOTAL EXPENSES	1,099,565

NET INVESTMENT INCOME	95,833

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(339,123)
Net change in unrealized appreciation/depreciation on investments	8,469,098

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,129,975

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,225,808

See accompanying notes to financial statements.

OAK VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2010	Year Ended June 30, 2009
FROM OPERATIONS
Net investment income	$95,833	$178,332
Net realized losses from security transactions	(339,123)	(3,343,745)
Net change in unrealized appreciation/depreciation on investments	8,469,098	(14,518,138)
Net increase (decrease) in net assets from operations	8,225,808	(17,683,551)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(16,996)	(175,873)
From net realized gains from security transactions	—	(182,611)
Decrease in net assets from distributions to shareholders	(16,996)	(358,484)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,073,463	2,636,301
Reinvestment of distributions to shareholders	16,298	349,638
Proceeds from redemption fees collected (Note 1)	10,008	4,759
Payments for shares redeemed	(8,789,785)	(15,957,667)
Net decrease in net assets from capital share transactions	(690,016)	(12,966,969)

NET INCREASE (DECREASE) IN NET ASSETS	7,518,796	(31,009,004)

NET ASSETS
Beginning of year	62,732,041	93,741,045
End of year	$70,250,837	$62,732,041

UNDISTRIBUTED NET INVESTMENT INCOME	$81,296	$2,459

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	428,088	171,685
Shares reinvested	843	24,168
Shares redeemed	(471,931)	(1,052,157)
Net decrease in shares outstanding	(43,000)	(856,304)
Shares outstanding, beginning of year	4,005,945	4,862,249
Shares outstanding, end of year	3,962,945	4,005,945

See accompanying notes to financial statements.

OAK VALUE FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2010		Year Ended June 30, 2009		Year Ended June 30, 2008		Year Ended June 30, 2007		Year Ended June 30, 2006
Net asset value at beginning of year	$15.66		$19.28		$25.80		$28.00		$30.82

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.04		(0.02)		(0.05)		0.08
Net realized and unrealized gains (losses) on investments	2.05		(3.58)		(3.87)		6.61		(0.60)
Total from investment operations	2.07		(3.54)		(3.89)		6.56		(0.52)

Less distributions:
From net investment income	(0.00	)(A)	(0.04)		—		(0.00	)(A)	(0.08)
From net realized gains from security transactions	—		(0.04)		(2.63)		(8.77)		(2.22)
Total distributions	(0.00)		(0.08)		(2.63)		(8.77)		(2.30)

Proceeds from redemption fees collected (Note 1)	0.00	(A)	0.00	(A)	0.00	(A)	0.01		0.00	(A)

Net asset value at end of year	$17.73		$15.66		$19.28		$25.80		$28.00

Total return (B)	13.24%		(18.31%	)	(16.04%	)	25.03%		(1.66%	)

Net assets at end of year (000’s)	$70,251		$62,732		$93,741		$142,339		$201,024

Ratio of expenses to average net assets	1.48%		1.57%		1.37%		1.35%		1.29%

Ratio of net investment income (loss) to average net assets	0.13%		0.26%		(0.08%	)	(0.16%	)	0.24%

Portfolio turnover rate	49%		37%		52%		44%		29%

(A)	Amount rounds to less than $0.01 per share.
(B)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

OAK VALUE FUND NOTES TO FINANCIAL STATEMENTS June 30, 2010

1. Organization and Significant Accounting Policies

The Oak Value Fund (the “Fund”) is a diversified series of Oak Value Trust (the “Trust”). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993, as a series of the Albemarle Investment Trust.

The Fund’s investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund’s significant accounting policies:

Securities Valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. When market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similar freely traded security, or a combination of these or other methods. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. Investments in money market funds have been valued at amortized cost, which approximates fair value absent unusual circumstances, and are classified as Level 2 of the fair value hierarchy.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

OAK VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments by security type as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,438,248	$—	$—	$69,438,248
Money Market Funds	—	829,665	—	829,665
Total	$69,438,248	$829,665	$—	$70,267,913

Refer to the Fund’s Schedule of Investments for a listing of common stocks valued using Level 1 inputs by sector type. During the year ended June 30, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held in the Fund as of or during the year ended June 30, 2010.

Share Valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended June 30, 2010 and June 30, 2009, proceeds from redemption fees totaled $10,008 and $4,759, respectively.

Repurchase Agreements — The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust’s investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders — Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales. The tax character of distributions paid during the year ended June 30, 2010 was all from ordinary income. The tax character of distributions paid during the year ended June 30, 2009 was $175,873 of ordinary income and $182,611 of long-term capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Security Transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OAK VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Federal Income Tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2010:

Tax cost of portfolio investments	$65,401,424
Gross unrealized appreciation	$10,519,292
Gross unrealized depreciation	(5,652,803)
Net unrealized appreciation	$4,866,489
Undistributed ordinary income	81,296
Capital loss carryforwards	(3,783,564)
Total distributable earnings	$1,164,221

As of June 30, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $3,783,564, of which $819,758 expires on June 30, 2017 and $2,963,806 expires on June 30, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2007 through June 30, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. Investment Transactions

During the year ended June 30, 2010, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $35,587,520 and $36,561,849, respectively.

3. Transactions with Affiliates

The Fund’s investments are managed by Oak Value Capital Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting services agent. Such Trustees and officers receive no direct payments or fees from the Trust for serving as officers.

OAK VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2010, Ultimus received $37,595 for transfer agent and shareholder services.

The Fund has entered into agreements with certain financial intermediaries to provide record keeping, processing, shareholder communications and other services to the Fund. These services would be provided by the Fund if the shares were held in accounts registered directly with the Fund’s transfer agent. Accordingly, the Fund pays a fee to such service providers in an amount equivalent to or less than the per account fee paid to the transfer agent. During the year ended June 30, 2010, the Fund paid $48,813 for such services. These fees are included in “Transfer agent and shareholder services fees” on the Statement of Operations.

Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For these services, the Fund pays Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal Securities Laws to serve as the Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $1,500 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets from $100 million to $500 million, .005% of such assets from $500 million to $1 billion and .0025% of such assets in excess of $1 billion. In addition, the Fund reimburses Ultimus for its reasonable out-of-pocket expenses, if any, relating to these compliance services.

4. Bank Line of Credit

The Fund has an unsecured $20,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to Prime Rate minus 0.50%. During the year ended June 30, 2010, the Fund incurred $11 of interest expense related to borrowings under the line of credit. Average debt outstanding during the year ended June 30, 2010 was $398. As of June 30, 2010, the Fund had no outstanding borrowings.

OAK VALUE FUND NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

The Adviser has entered into an agreement to be acquired by RS Investment Management Co. LLC. As a result of this transaction, the Fund will be reorganized and adopted by the RS Family of Funds pending approval by the Fund’s shareholders. The name of the Fund will change to the RS Capital Appreciation Fund when the transaction is finalized. This transaction is expected to be completed in the early part of September 2010 and will be a tax-free reorganization with respect to the shareholders.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and certain other disclosures for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

OAK VALUE FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Oak Value Trust
and the Shareholders of the Oak Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oak Value Fund, a series of shares of beneficial interest of the Oak Value Trust, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year then ended June 30, 2006 were audited by other auditors whose report dated August 11, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 10, 2010

OAK VALUE FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2010) and held until the end of the period (June 30, 2010).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales charges. However, a redemption fee of 2% is applied on the sale of shares sold within 90 days of the date of purchase. The redemption fee does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$916.80	$6.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.55	$7.30

*	Expenses are equal to the annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OAK VALUE FUND TRUSTEES AND OFFICERS (Unaudited)

Executive Officers and Interested Trustees. The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its executive officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships(A) Held by Trustee
Larry D. Coats, Jr.* 1450 Raleigh Road Suite 220 Chapel Hill, NC 27517 Age: 50	Trustee and President	Indefinite term; President Since: July 2003; Trustee Since: December 2003	For more than the past five years, Mr. Coats has been President, Chief Executive Officer and Senior Portfolio Manager with Oak Value Capital Management, Inc.	1	None
Margaret C. Landis 1450 Raleigh Road Suite 220 Chapel Hill, NC 27517 Age: 52	Vice President	Appointed annually; Since: May 2007	For more than the past five years, Ms. Landis has been Senior Vice President, Chief Compliance Officer, Treasurer and Secretary of Oak Value Capital Managment, Inc.
Robert G. Dorsey 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Age: 53	Vice President	Appointed annually; Since: June 2003	For more than the past five years, Mr. Dorsey has been a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, the Fund’s principal underwriter.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Age: 48	Treasurer and Chief Compliance Officer	Appointed annually; Since: June 2003	For more than the past five years, Mr. Seger has been a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Age: 53	Secretary	Appointed annually; Since: June 2003	For more than the past five years, Mr. Splain has been a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

*	Mr. Coats is an “interested person,” as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.
(A)
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

OAK VALUE FUND TRUSTEES AND OFFICERS (Unaudited) (Continued)

Independent Trustees. The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships(A) Held by Trustee
Joseph T. Jordan, Jr. 1816 Front Street Suite 320 Durham, NC 27705 Age: 64	Chairman and Trustee	Indefinite Term; Trustee Since: May 1995; Chairman Since: January 2005	For more than the past five years, Mr. Jordan has served as President of Practice Management Services, Inc. (a medical practice management firm).	1	None
C. Russell Bryan 121 W. Trade Street Suite 3000 Charlotte, NC 28202 Age: 50	Trustee; Chairman of Governance, Nomination and Compensation Committee	Indefinite Term; Since: May 1995	For more than the past five years, Mr. Bryan has been a Managing Director of Brookwood Associates, L.L.C. (an investment banking firm).	1	None
John M. Day 4101 Lake Boone Trail Suite 218 Raleigh, NC 27607 Age: 56	Trustee; Chairman of Audit Committee	Indefinite Term; Since: May 1995	For more than the past five years, Mr. Day has been Managing Partner of KDI Capital Partners (an investment firm).	1	None

(A)
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

OAK VALUE FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC’s website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge upon request, by calling 1-800-622-2474. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Fund during the year ended June 30, 2010. For the fiscal year ended June 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum amount of $16,996 as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2009 Form 1099-DIV.

OAK VALUE FUND

Investment Adviser
Oak Value Capital Management, Inc.
1450 Raleigh Road, Suite 220
Chapel Hill, North Carolina 27517
1-800-680-4199
www.oakvaluefund.com

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Independent Registered Public
Accounting Firm
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, Pennsylvania 19103

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Joseph T. Jordan, Jr., Chairman
C. Russell Bryan
Larry D. Coats, Jr.
John M. Day

Officers
Larry D. Coats, Jr., President
Margaret C. Landis, Vice President
Robert G. Dorsey, Vice President
Mark J. Seger, Treasurer/
   Chief Compliance Officer
John F. Splain, Secretary

This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Joseph T. Jordan, Jr.  Mr. Jordan is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,000 and $15,000 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended June 30, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended June 30, 2010 and 2009, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s governance, nomination and compensation committee will consider shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the committee at the registrant’s offices.  The committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Oak Value Trust

By (Signature and Title)*		/s/ Larry D. Coats, Jr.
Larry D. Coats, Jr., President
Date	August 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Larry D. Coats, Jr.
Larry D. Coats, Jr., President
Date	August 12, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	August 12, 2010

* Print the name and title of each signing officer under his or her signature.